UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of the earliest event reported) January 13, 2004

                         Commission File Number 0-23081

                             FARO TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                   Florida                               59-3157093
 --------------------------------------------   -------------------------------
(State or Other Jurisdiction of Incorporation) (IRS Employer Identification No.)

   125 TECHNOLOGY PARK, LAKE MARY, FLORIDA                 32746
 --------------------------------------------   -------------------------------
   (Address of Principal Executive Offices)              (Zip Code)

                                 (407) 333-9911
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure
Item 12. Results of Operations and Financial Condition

      The following information is being furnished under Item 9 and Item 12 of Form 8-K: Press release by FARO Technologies, Inc. reporting a 54% increase in sales for 2003 year to $71.3 million. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                       FARO TECHNOLOGIES, INC.

                                       By: /s/ Gregory A. Fraser
                                           -------------------------------------
                                            Gregory A. Fraser

                                            Executive Vice President, Secretary,
                                            and Treasurer

Date: January 13, 2004

                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------

99.1                       Press Release, dated January 12, 2004